EXECUTION COPY

                                 AMENDMENT NO. 1

                  AMENDMENT NO. 1 dated as of November 14, 1997, between:

                  NUCO2 INC., a corporation duly organized and validly existing under the laws of the State of Florida (the "Company") ;

                  each of the Subsidiaries of the Company appearing under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (each a "SUBSIDIARY GUARANTOR" and, collectively, the "SUBSIDIARY GUARANTORS"; and, together with the Company, the "Obligors"); and

                  each of the Investors,  including the Additional  Investor (as defined below), appearing under the caption "INVESTORS" on the signature pages hereto (each, an "INVESTOR", and collectively, the "INVESTORS").

                  The Obligors and the Investors (other than the Additional Investor) are party to a Senior Subordinated Note Purchase Agreement dated as of October 31, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "NOTE PURCHASE AGREEMENT"), pursuant to which the Company issued on October 31, 1997 its 12% Senior Subordinated Notes due 2004 in an aggregate principal amount of $25,000,000 to such Investors. PaineWebber High Income Fund, a series of PaineWebber Managed Investments Trust (the "ADDITIONAL INVESTOR") desires to become an Investor party to the Note Purchase Agreement and to purchase from the Company, and the Company desires to issue to the Additional Investor, an additional 12% Senior Subordinated Note due 2004 in the principal amount of $5,000,000 having the same terms as the Notes heretofore issued by the Company under the Note Purchase Agreement. The Obligors and the Investors (including the Additional Investor) wish to amend the Note Purchase Agreement to add the Additional Investor as an Investor thereunder and to provide for the issuance of such additional Notes and to make other modifications to the Note Purchase Agreement. Accordingly, the parties hereto hereby agree as follows:

                  Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 1, terms defined in the Note Purchase Agreement are used herein as defined therein.

                  Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Note Purchase Agreement shall be amended as follows:



                                 AMENDMENT NO. 1

                                 AMENDMENT NO. 1

                  A. References in the Note Purchase Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Note Purchase Agreement as amended hereby.

                  B. A new Section 2.06 is added to the Note Purchase Agreement to read as follows:

                           "SECTION 2.06 ISSUANCE OF ADDITIONAL NOTE. Subject to and upon the terms and conditions set forth in the immediately succeeding sentence, PaineWebber High Income Fund, a series of PaineWebber Managed Investments Trust (the "ADDITIONAL INVESTOR") agrees to purchase from the Company, and the Company agrees to issue to the Additional Investor, its 12% Senior Subordinated Note (the
         "ADDITIONAL NOTE"), which Additional Note (i) shall be issued on November 14, 1997 (or such later date as the Company and the Additional Investor shall mutually agree, but not later than November 21, 1997),
         (ii) shall be in a principal amount of $5,000,000 and purchased at par by the Additional Investor and (iii) shall otherwise be in the form of Exhibit A. The Additional Note shall constitute a Note, and the Additional Investor shall be an Investor, for all purposes of this Agreement. The issuance of the Additional Note to the Additional Investor is subject, at the time of purchase, to the satisfaction of the following conditions: (i) receipt by the Additional Investor of a certificate of a senior officer of the Company, dated the date of such purchase, to the effect, both immediately prior to the purchase of such Additional Note and also after giving effect thereto and the intended use thereof, set forth in clauses (a) and (b) of Section 5.02; (ii) receipt by the Additional Investor of the Additional Note, duly executed and completed for the Additional Investor; and (iii) the execution and delivery of an amendment to the Warrant Agreement satisfactory to the Additional Investor providing for the issuance of a Warrant to the Additional Investor (or any Affiliate thereof) for the purchase of 109,290 Stock Units (as defined in the Warrant Agreement) and making certain other modifications thereto as mutually agreed by the Company and the Investors (including the Additional Investor)."

                  C. Section 3.01(a) of the Note Purchase Agreement is amended to insert a new sentence at the end thereof to read as follows:

         "Notwithstanding anything in this Agreement to the contrary, no prepayment may be made under this Section 3.01 if after giving effect to such prepayment the aggregate principal

                                 AMENDMENT NO. 1
         amount of the Notes then outstanding would be less than $15,000,000, unless all of the Notes are prepaid in full."

                  D. A new Section 8.13 is added to the Note Purchase Agreement to read as follows:

                           "SECTION 8.13 CREDIT RATING. Within the period of 18 months of the Closing Date, the Company will use all reasonable efforts to obtain a credit rating from S&P, Moody's or Duff & Phelps, Inc. or any other nationally recognized credit rating agency acceptable to the Required Investors, PROVIDED that the failure of the Company to obtain such rating within such period shall not give rise to a Default hereunder or entitle the Investors to exercise any remedy against the Company hereunder or otherwise."

                  Section 3.                REPRESENTATIONS AND WARRANTIES.

                  (a) The Company represents and warrants to the Investors that the representations and warranties set forth in Article VI of the Note Purchase Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article VI to "this Agreement" (or words of similar import) referred to the Note Purchase Agreement as amended by this Amendment No. 1.

                  (b) The Additional Investor represents to the Company that the representations set forth in Article IV of the Note Purchase Agreement are true and complete with respect to the Additional Investor on the date of purchase of the Additional Note as if made on and as of such date and as if each reference in said Article IV to "this Agreement" (or words of similar import) referred to the Note Purchase Agreement as amended by this Amendment No. 1.

                  Section 4. CONDITIONS PRECEDENT. As provided in Section 2 above, the amendments to the Note Purchase Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution and delivery of one or more counterparts of this Amendment No. 1 by each of the parties hereto.

                  Section 5. MISCELLANEOUS. Except as herein provided, the Note Purchase Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

                                 AMENDMENT NO. 1

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.



                                        NUCO2 INC.


                                        By /S/ JOANN SABATINO
                                           ---------------------
                                           Title: CFO

                                        SUBSIDIARY GUARANTORS

                                        NUCO2 ACQUISITION CORP.


                                        By /S/ JOANN SABATINO
                                           ---------------------
                                           Title: Secretary


                                        KOCH COMPRESSED GASES, INC.


                                        By /S/ JOANN SABATINO
                                           ---------------------
                                           Title: Secretary



                                 AMENDMENT NO. 1

                                        INVESTORS

                                        CHASE EQUITY ASSOCIATES L.P..

                                        By Chase Capital Partners,
                                           its general partner


                                        By/S/ RICHARD WATERS
                                          --------------------
                                          Title: General Partner

                                        DK ACQUISITION PARTNERS, L.P.

                                        By M.H. Davidson & Co.,
                                           its general partner

                                        By/S/ THOMAS L. KEMPER
                                          ----------------------
                                          Title: General Partner

                                        EMPIRE INSURANCE COMPANY, as
                                        executed on their behalf by their
                                        Investment Manager, Cohanzick
                                        Management , LLC


                                        By/S/ DAVID SHERMAN
                                          -------------------
                                          Title: President


                                        ORIX USA CORPORATION


                                        By/S/ FRANKLIN CLARKE
                                          ---------------------
                                          Title: Vice President



                                 AMENDMENT NO. 1

AMOUNT OF ADDITIONAL NOTE                 PAINEWEBBER HIGH INCOME FUND,
                                               a series of PaineWebber
$5,000,000                                     Managed Investments Trust


                                          By/S/ PAUL SCHUBERT
                                            -------------------------
                                            Title:  Paul Schubert
                                                    Vice President and
                                                    Treasurer

                                          Address for Notices:

                                          PAINEWEBBER HIGH INCOME FUND,
                                               series of PaineWebber Managed
                                               Investments Trust
                                          c/o Mitchell Hutchins Asset
                                                Management Inc.
                                          1285 Avenue of the Americas
                                          New York, New York 10019
                                          Attention: Ms. Jenny A. Hutchinson

                                          Fax No.: (212) 586-8982
                                          Telephone No.: (212) 713-6047





                                 AMENDMENT NO. 1

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